UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K of Advanced Biomed Inc. (the “Company”), on December 23, 2025, the Company entered into an agreement (the “Spin-Off Agreement”) with an unrelated third party, Wei Ha Hui (the “Buyer”), pursuant to which the Company agreed to sell 100% of the issued and outstanding shares of Advanced Biomed (HK) Limited, a Hong Kong company and a then wholly owned subsidiary of the Company, for an aggregate purchase price of US$23,000, subject to the terms and conditions set forth in the Agreement.

On January 26, 2026, the Company entered into a Supplemental Agreement (the “Supplemental Agreement”) with Advanced Biomed (HK) Limited and the Buyer in connection with the Spin-Off Agreement.

Pursuant to the Supplemental Agreement, Advanced Biomed (HK) Limited acknowledged and agreed that, as of the date of the Spin-Off Agreement and as of the date of the Supplemental Agreement, Advanced Biomed (HK) Limited was and is indebted to the Company in an aggregate amount of $6,925,549  (the “Debt”). Such amount reflects the accounts receivable of the Advanced Biomed (HK) Limited as of the date of the Spin-Off Agreement and as of the date of the Supplemental Agreement. Advanced Biomed (HK) Limited irrevocably agrees to repay the Debt in full on or before first (1st) anniversary of the date of the Supplemental Agreement. The Supplemental Agreement supplements and amends the Spin-Off Agreement solely to reflect the foregoing repayment obligation.

The Supplemental Agreement and the consummation of the transaction contemplated thereby have been unanimously approved by the Company’s board of directors.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1*	Supplemental Agreement between Advanced Biomed Inc., Advanced Biomed (HK) Limited, and Wei Ha Hui dated January 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. If requested by the Commission or its staff, the registrant will promptly provide on a supplemental basis an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements related to the Company’s assessment of operational risks. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks and uncertainties are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: January 27, 2026	By:	/s/ Yi Lu
Yi Lu
Chief Executive Officer

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